                                                       EXHIBIT 10.1


                          LOAN AND SECURITY AGREEMENT

                           DATED AS OF MARCH 28, 1997

                                  BY AND AMONG

                                  RITTER FARMS

                                      AND

                        GRAINGER COUNTY TOMATO COMPANY,
                               AS THE BORROWERS,

                                      AND

                         HARRY'S FARMERS MARKET, INC.,
                                 AS THE LENDER

                          LOAN AND SECURITY AGREEMENT


     THIS LOAN AND SECURITY AGREEMENT is dated as of March 28, 1997 (this "Loan and Security Agreement"), by and among RITTER FARMS, a Tennessee partnership ("Ritter Farms"), and GRAINGER COUNTY TOMATO COMPANY, a Tennessee partnership ("GCTC"); (Ritter Farms and GCTC are referred to hereinafter, individually, as a "Borrower" and, collectively, as the "Borrowers), and HARRY'S FARMERS MARKET, INC. (the "Lender").

     WHEREAS, the Lender desires to make available to the Borrowers certain financial accommodations on the terms and conditions contained herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     SECTION 1.01  DEFINITIONS.  For the purposes of this Loan and Security
                   ----------
Agreement:

     "Account Debtor" means a Person who has obligations under a Receivable or
      --------------
any other customer of the Borrowers.

     "Affiliate" means, with respect to a Person, any other Person that,
      ----------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person.

     "Applicable Law" means all applicable provisions of constitutions,
      ---------------
statutes, laws, rules, regulations and orders of all governmental bodies and all orders, rulings and decrees of all courts and arbitrators.

     "Bankruptcy Code" means Title 11 of the United States Code, Section 101, et
      ----------------                                                        --
seq.
---

     "Bankruptcy Court" means the United States Bankruptcy Court for the Eastern
      -----------------
District of Tennessee, or any other court having jurisdiction over the Cases from time to time.

     "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure.
      -----------------

     "Blocked Account" means the depository account that is covered by and is
      ----------------
the subject of the Blocked Account Agreement and into which any and all Receivables of the Borrowers shall be deposited.

     "Blocked Account Letter" means that certain Blocked Account Letter
      ------------------------
substantially in the form attached hereto as Exhibit A.
                                             -----------

     "Borrowing" means a borrowing by the Borrowers of the Loans pursuant to
      -----------
Section 2.01 hereunder.

     "Budget" means the consolidated budget of the Borrowers set forth on
      -------
Schedule 1.01(a) hereof.

     "Business Day" means any day other than a Saturday, Sunday or other day on
      -------------
which banks in Atlanta, Georgia are authorized to close.

     "Carve-Out" means the carve-out for professional fees set forth in
      -----------
Paragraph 7 of the Interim Order.

     "Case" or "Cases" means the Chapter 11 Case or Cases of the Borrowers
      -----     ------
pending in the Bankruptcy Court.

     "Collateral" means and includes all of the right, title and interest of the
      ------------
Borrowers in and to each of the following, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising:

     (a)  all Receivables;

     (b)  all Inventory;

     (c)  all Farm Products;

     (d)  all Equipment;

     (e) all rights of the Borrowers as an unpaid vendor or lienor (including but not limited to, stoppage in transit, replevin and reclamation) with respect to any Inventory, Farm Products or other properties of the Borrowers;

     (f) all documents of title, warehouse receipts, bills of lading, policies and certificates of insurance, securities, chattel paper and other documents and instruments evidencing or pertaining to any and all items of Collateral;

     (g) all books, records, files and correspondence in any way related to any of the Collateral; and

     (h) any and all products and proceeds of any of the foregoing (including but not limited to, any claims to any items referred to in this definition, and any claims of the Borrowers against third parties for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

     "Committee" means the official committee of unsecured creditors appointed
      ----------
in the case if such a committee is involved.

     "Commitment" has the meaning set forth in Section 2.01 hereof.
      ------------

     "Confirmed Plan" means a plan of reorganization in the Case which has been
      ---------------
confirmed by the Bankruptcy Court pursuant to Section 1129 of the Bankruptcy
Code.

     "Consolidated Net Operating Profits" has the meaning set forth in Section
      -----------------------------------
2.03 hereof.


     "Consummation Date" means the date of the substantial consummation (as
      ------------------
defined in Section 1101 of the Bankruptcy Code).

     "Equipment" means all equipment, machinery, apparatus, fittings, fixtures
      ----------
and other tangible personal property (other than Inventory and Farm Products) of every kind and description used in the business operations, or owned by, the Borrowers or in which the Borrowers have an interest, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

     "Event of Default" means any of the events specified in Section 11.01
      -----------------
hereof.

     "Existing Tax Obligations" means the taxes, assessments and other
      -------------------------
governmental charges or levies upon the borrowers and their respective properties, income, profits and assets which are due and payable as of the date of this Loan and Security Agreement.

     "Farm Products" means all of the crops and seed of the Borrowers now or
      ---------------
hereafter growing or grown, including but not limited to, tomato crops and seed, and all other personal property of the Borrowers used or for use in farming operations, including but not limited to, native grass, grain, fertilizer, hay, silage, livestock (including but not limited to, unborn and born offspring) and supplies now or hereafter owned by the Borrowers or now or hereafter purchased by or for the benefit of the Borrowers. Farm Products also shall include, but shall not be limited to, all now owned or hereafter acquired feed additives, feed supplements, veterinary supplies and related products of the Borrowers whether purchased by or for the benefit of the Borrowers, and any other farm products, as that term is defined in the Uniform Commercial Code.

     "Final Order" means the Order approving this Loan and Security Agreement,
      ------------
the Note and the other Loan Documents executed and delivered, as appropriate, by the Borrowers, the Guarantors and the Lender entered on the bankruptcy docket after notice as required by Bankruptcy Rule 4001 in the cases, the former of which is subject to the review and approval of the Lender.

     "Financing Statements" means any and all financing statements (i) executed
      ---------------------
and delivered by or on behalf of the Borrowers in connection with the perfection of the Security Interest (as defined herein) and (ii) by the Guarantors in connection with the perfection of the Security Interest (as defined in the Guaranty), together with any amendments thereto and any continuations thereof.

     "Governmental Approvals" means all authorizations, consents, approvals,
      -----------------------
licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies.

     "Guarantors" means Jack Ritter and Nancy Ritter, jointly and severally, and
      -----------
any and all other Persons which guaranty the Secured Obligations of the Borrowers under this Loan and Security Agreement.

     "Guaranty", "Guaranteed" or to "Guarantee" as applied to any obligation
      ---------  ------------       -----------
means and includes:

     (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or

     (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation.

As the context requires, "Guaranty" includes but is not limited to the Guaranty
                          ---------
and Security Agreement dated as of the date hereof by and among Jack Ritter and Nancy Ritter, as joint and several Guarantors, and the Lender.

     "Hazardous Materials" means materials defined as "hazardous waste or
      --------------------
substances" under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S)9601, et seq. and the Resource Conservation and Recovery Act, 42 U.S.C. (S)6903 et seq., and other solid, semi-solid, liquid or gaseous substances which are toxic, ignitable, corrosive, carcinogenic or otherwise dangerous to human, plant or animal health and well being.

     "Indebtedness" means, as to any Person, all items (except items of capital
      -------------
stock, additional paid-in capital, retained earnings, capital contributions or other items classified as capital under generally accepted accounting principles consistently applied, or items of general contingency or deferred tax reserves) which, in accordance with generally accepted accounting principles consistently applied, would be included in determining total liabilities on a balance sheet of such Person as at the date the Indebtedness is to be determined.

     "Interim Order" means an that certain interim order authorizing Debtor in
      --------------
Possession Financing in each of the referenced cases, a copy of which is attached hereto as Exhibit B.
                   ---------
     "Inventory" means (a) all inventory and all other goods intended for sale
      ----------
or lease by the Borrowers, or for display or demonstration, other than Farm Products; (b) all work in process of the Borrowers; (c) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in the business of the Borrowers; and (d) all documents relating to any of the foregoing.

     "Lien" means any security interest, lien, encumbrance, mortgage, deed to
      -----
secure debt, deed of trust, pledge, charge, conditional sale or other title retention agreement, or other encumbrance of any kind covering any property of a Person.

     "Loan" has the meaning set forth in Section 2.01 hereof.
      ------

     "Loan Documents" means this Loan and Security Agreement, the Note, the
      ----------------
Guaranties, the Financing Statements and any other document or instrument executed and delivered by the Borrowers and the Guarantors, as the case may be, in connection herewith or therewith.

     "Note" means a promissory note of the Borrowers in favor of the Lender in
      -----
substantially the form of  C attached hereto.
                          ---

     "Orders" means, together, the Interim Order and the Final Order.
      --------

     "Pending Litigation" means, individually and collectively, the matters set
       ------------------
forth on Schedule 1.01(b) hereof.

     "Permitted Liens" means:  (a) Liens securing taxes, assessments and other
      ----------------
governmental charges or levies not yet due and payable or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business but not yet due and payable; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workmen's compensation, unemployment insurance or similar legislation; (c) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which in the sole judgment of the Lender do not materially detract from the value of such property or impair the use thereof in the business of the Borrowers; (d) Prior Liens; and (e) Liens in favor of the Lender.

     "Person" means an individual, corporation, limited liability company,
      -------
partnership, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Petition Date" means March 24, 1997.
      ---------------

     "Prior Liens" means those certain Liens on the Borrowers' assets which are
      -------------
validly perfected, unavoidable, and not terminated by 11 U.S.C. (S)552.

     "Receivables" means all accounts and any and all rights to the payment of
      -------------
money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as accounts, chattel paper, general intangibles, or otherwise) for goods sold or leased or for services rendered, including but not limited to, accounts receivable, proceeds of any letters of credit naming the Borrowers as beneficiaries, chattel paper, tax refunds, insurance proceeds, contract rights, notes, drafts, instruments, documents, acceptances, and all other debts, obligations and liabilities in whatever form from any Person. For purposes of this definition, Receivables shall not include, and shall be net of, the contingency fees payable to the attorneys representing the Borrowers in the Pending Litigation, contingent in each case upon the rendering of a final judgment on the merits and the exhaustion of all appeals in favor of the Borrowers.

     "Secured Obligations" means, individually and collectively:
      ---------------------

     (a) all Loans made to the Borrowers by the Lender under this Loan and Security Agreement on or after the Petition Date;

     (b) all obligations of the Borrowers to the Lender of every kind, nature and description, under or in respect of this Loan and Security Agreement or any other Loan Document, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note incurred on or after the Petition Date; and

     (c) all other obligations of the Borrowers to the Lender and all future advances made to the Borrowers by the Lender on or after the Petition Date, however and whenever created, arising or evidenced, whether direct or indirect, through assignment from third parties, whether absolute or contingent, or otherwise, now or hereafter existing, or due or to become due, including, without limitation, obligations under all guaranties, letters of credit and overdrafts.

     "Security Interest" means the Lien of the Lender in the Collateral effected
      ------------------
hereby or by any of the Loan Documents.

     "Subsidiary" means a Person of which an aggregate of 50% or more of the
      ------------
voting stock of any class or classes or 50% or more of other voting interests is owned of record or beneficially by another Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such Person.

     "Super-Priority Claim" means a claim against the Borrowers in the Case
      ---------------------
which is an administrative expense claim pursuant to Section 364(c)(1) of the Bankruptcy Code having priority over any or all administrative expenses of the kind specified in Sections 105, 326, 330, 331, 503(b), 507(a) and 507(b) of the Bankruptcy Code.

     "Supply Agreement" means that certain Letter Agreement dated March ___,
      ------------------
1997 by and between the Lender, Grainger County Tomato Company, Ritter Farms and Jack & Nancy Ritter relative to the supply of tomatoes to the Lender, substantially in the form of Exhibit D attached hereto.
                             ---------

     "Termination Date" means December 31, 1997, and any date to which
      -----------------
extensions thereof have been effected pursuant to Section 2.03 hereof.

     "Uniform Commercial Code" shall mean the Uniform Commercial Code as in
      ------------------------
effect in the State of Georgia, as the same may be amended from time to time.

     "U.S. Trustee Operating Report" means the monthly operating report that,
      ------------------------------
under the Orders, shall be filed with the Bankruptcy Court and delivered to the U.S. Trustee.

                                  ARTICLE II
                           REVOLVING CREDIT FACILITY
                           -------------------------

     Section 2.01.  Revolving Commitment; Borrowings.
                    ---------------------------------

     (a) Upon the terms and conditions of this Loan and Security Agreement, the Lender shall make loans (the "Loans") to the Borrowers from time to time during the period from the date hereof through but not including the Termination Date; provided, however, that the maximum aggregate principal amount of Loans
------------------
outstanding shall not exceed the amount set forth below opposite the respective period (the "Commitment"):

                                        MAXIMUM AGGREGATE PRINCIPAL AMOUNT
                                         OUTSTANDING   (THE "COMMITMENT")
                 PERIOD
--------------------------------------------------------------------------

 For the period ending March 31, 1997                       148,300
--------------------------------------------------------------------------
 For the period ending April 30, 1997                       450,900
--------------------------------------------------------------------------
 For the period ending May 31, 1997                         687,900
--------------------------------------------------------------------------
 For the period ending June 30, 1997                        871,900
--------------------------------------------------------------------------
 For the period ending December 30, 1997                  1,000,000
--------------------------------------------------------------------------

; provided, further, however, that the Commitment shall be reduced automatically
  ----------------------------
by the amount of any mandatory prepayment required under Section 2.03 hereof.

     (b) Each Borrowing of a Loan shall be in an aggregate minimum amount of $50,000 and integral multiples of $1,000 in excess of that amount. The Borrowers shall give the Lender written notice pursuant to a Notice of Borrowing or telephonic notice of each Borrowing. Any such telephonic notice shall include all information to be specified in a written Notice of Borrowing and shall be promptly confirmed in writing by the Borrowers pursuant to a Notice of Borrowing sent to the Lender by telecopy on the same day of such telephonic notice. The Notice of Borrowing shall specify the aggregate principal amount of Loans to be borrowed from the Lender pursuant to the Notice of Borrowing and the date the Loans are to be borrowed. Each Notice of Borrowing shall be delivered to the Lender before 10:00 a.m., Atlanta time, on the date one Business Day prior to the date of such Borrowing. Each Notice of Borrowing or telephonic notice of each Borrowing shall be irrevocable once given and binding on the Borrowers.

     Section 2.02.  Repayment of Loans.  The Borrowers shall repay the entire
                    ------------------
outstanding principal amount of, and all accrued but unpaid interest on, the Loans on the Termination Date.

     Section 2.03.  Mandatory Prepayments of Loans.  If on the last day of any
                    -------------------------------
calendar month during the term of this Agreement the Borrowers shall have for such calendar month Consolidated Net Operating Profits, the Borrowers shall, within fifteen (15) days after the end of such calendar month, prepay the Loans in an amount equal to the product of (i) the Consolidated Net Operating Profits for any such calendar month times (ii) 80% (which product is referred to hereinafter as the "Mandatory Prepayment"). The Commitment shall be reduced automatically by the amount of each Mandatory Prepayment. For purposes of this
Section 2.03, "Consolidated Net Operating Profits" for any calendar month means
(x) the actual consolidated gross operating profits of the Borrowers minus (y) the actual consolidated expenses of the Borrowers for farm operations, packing, and administrative and general expenses, in the case of each of the immediately preceding clauses (x) and (y), as shown on the U.S. Trustee Operating Report for such calendar month.

     Section 2.04.  Termination of Revolving Credit Facility.  Any notice of
                    ------------------------------------------
termination or termination given by the Borrowers hereunder shall be irrevocable, and the amount to be prepaid (including accrued interest and the termination fee) shall be due and payable on such date, which shall be a Business Day, designated in such notice.


                                  ARTICLE III
                      INTEREST, FEES AND OTHER PROVISIONS
                      -----------------------------------

     Section 3.01.  Interest.
                    ---------

     (a) The Borrowers shall pay interest (calculated on the basis of a year of 360 days and the actual number of days elapsed) on the unpaid principal amount of each Loan for each day from the day such Loan was made until such Loan is due (whether upon demand, at maturity, by reason of acceleration or otherwise) at a rate per annum equal to ten percent (10%). Unless otherwise provided herein, such interest shall be payable monthly on the first Business Day of each calendar month, commencing the first such date after the date hereof.

     (b) If the Borrowers shall fail to pay when due (whether at maturity, by reason of acceleration or otherwise) all or any portion of the principal of, or interest on, any Loan, each such unpaid amount shall no longer bear interest in accordance with the terms of Section 3.01(a) but shall bear interest (calculated on the basis of a year of 360 days and the actual number of days elapsed) for each day from the date it was so due until paid in full at a rate per annum equal to the sum of (i) five percent (5%) plus (ii) the rate payable from time
                                          ----
to time pursuant to Section 3.01(a), such interest under this Section 3.01(b) to be payable on demand.

     Section 3.02.  Statement of Account.  The Lender will provide to the
                    ---------------------
Borrowers monthly a statement of Loans disbursed, charges incurred and payments made pursuant to this Loan and Security Agreement and the outstanding amount of obligations of the Borrowers hereunder. The entries in such statement shall be binding and conclusive upon the Borrowers unless objected to by the Borrowers within thirty days after the receipt thereof. Failure of the Lender to provide such statement shall in no way affect its rights or the obligations of the Borrowers hereunder.

     Section 3.03.  Agreement Regarding Interest and Changes.  THE PARTIES
                    -----------------------------------------
HERETO HEREBY AGREE AND STIPULATE THAT THE ONLY CHARGE IMPOSED UPON THE BORROWERS FOR THE USE OF MONEY IN CONNECTION WITH THIS LOAN AND SECURITY AGREEMENT IS AND SHALL BE THE INTEREST DESCRIBED IN SECTION 3.01 ABOVE. THE PARTIES HERETO FURTHER AGREE AND STIPULATE THAT ALL OTHER CHARGES IMPOSED BY THE LENDER UPON THE BORROWERS IN CONNECTION WITH THIS LOAN AND SECURITY AGREEMENT, INCLUDING ALL DEFAULT CHARGES, LATE CHARGES, ATTORNEYS' FEES AND REIMBURSEMENT FOR COSTS AND EXPENSES PAID BY THE LENDER TO THIRD PARTIES OR FOR DAMAGES INCURRED BY THE LENDER, ARE CHARGES MADE TO COMPENSATE THE LENDER FOR UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY THE LENDER IN CONNECTION WITH THIS LOAN AND SECURITY AGREEMENT, AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY PURSUANT TO OFFICIAL CODE OF GEORGIA ANNOTATED
SECTION 7-4-2(a)(3). ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

     Section 3.04.  Payments.  Unless otherwise set forth herein, all payments
                    ---------
to the Lender shall be made by the Borrowers in United States dollars in immediately available funds not later first than 12:30 p.m., Atlanta, Georgia time, on the due date thereof at the address of the Lender set forth in Section
12.01 hereof.

     Section 3.05.  Authorization to Charge Loan Account.  The Borrowers hereby
                    ------------------------------------
confirm and authorize the Lender, and the Lender hereby agrees, to charge the loan account with the amount of all Secured Obligations due hereunder when such payment becomes due.


                                   ARTICLE IV
                              CONDITIONS PRECEDENT
                              --------------------

     Section 4.01.  Conditions Precedent to Initial Loan.  (a)  The obligation
                    -------------------------------------
of the Lender to make the initial Loan is subject to the condition that the Lender shall have received each of the following documents, each of which shall be satisfactory in form and substance to the Lender:

     (i) the Loan and Security Agreement duly executed and delivered by the Borrowers;

     (ii) the Note duly executed and delivered by the Borrowers in favor of the Lender;

     (iii) copies of the respective partnership agreements and all other organizational documents of the Borrowers as in effect on the date hereof certified by the general partners of the Borrowers;

     (iv) copies of the respective written actions taken by the Borrowers to authorize the execution, delivery and performance of the Loan Documents to which the Borrowers are parties and the Borrowings under this Loan and Security Agreement certified by the general partners of the Borrowers;

     (v) certificates of incumbency and specimen signatures with respect to each of the officers of the Borrowers who are authorized to execute and deliver the Loan Documents to which the Borrowers are parties;

     (vi) copies of each of the policies of insurance covering any of the Collateral, together with loss payable clauses which comply with the terms of
Section 7.03;

     (vii) a Notice of Borrowing from the Borrowers to the Lender requesting the initial Loans and specifying the method of disbursement in the form attached hereto as Exhibit E;
          ----------

     (viii) a legal description of each parcel of real property upon which any Collateral is located;

     (ix) the Guaranty duly executed and delivered by Jack Ritter and Nancy Ritter in the form attached hereto as Exhibit F;
                                      ----------

     (x) the Financing Statements, duly executed and delivered by the Borrowers and the Guarantors, as the case may be;

     (xi) with respect to borrowing pursuant to the Interim Financing Order, the entry of the Interim Financing Order, the form and substance of which shall be acceptable to the Lender in its sole and absolute discretion, on the docket of the Bankruptcy Court and the approval by the Court of the Budget and the Supply Agreement; and with respect to borrowing pursuant to the Final Order, the entry of the Final Order on the Court's docket within 60 days of the entry on the docket of the Interim Financing Order, the form and substance of which shall be acceptable to the Lender in its sole and absolute discretion; and

     (xii) such other documents and instruments as the Lender may reasonably request.

     (b) In addition, the obligation of the Lender to make the initial Loan is subject to the condition that the Lender shall have received each of the following, each of which shall be satisfactory in form and substance to the
Lender:

     (i) The Interim Order shall have been entered on no less than 2-days' prior notice to parties of interest in the Case (it being agreed that the giving of notice to counsel for the Committee, the list of the 20 largest unsecured creditors filed pursuant to Bankruptcy Rule 1007(d), the persons who have requested notices given in the case pursuant to Bankruptcy Rule 2002 and the United States Trustee for the Eastern District of Tennessee constitutes sufficient notice), approving the transactions contemplated herein and granting the Super-Priority Claim status and liens contemplated herein, which Interim Order shall have authorized extensions of credit on an emergency basis and shall not have been reversed, modified, amended or stayed; and

     (ii) Except to the extent authorized by the Interim Order, the Court shall have entered the Final Order, and the Interim Order or the Final Order, as the case may be, shall be in full force and effect, and shall not have been reversed, modified, amended or stayed.

     Section 4.02.  Conditions Precedent to Subsequent Loans.
                    -----------------------------------------

     (a) Documentation sufficient, in the sole discretion of the Lender, to substantiate the Consolidated Net Operating Profits (Losses) of the Borrowers for the calendar month immediately preceding the calendar month in which a Loan is to be made; and

     (b) such other documents and instruments as the Lender may reasonably request.


                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Section 5.01.  Representations and Warranties.  Each of the Borrowers
                    -------------------------------
represents and warrants to the Lender as follows:

     (a) Organization; Power; Qualification.  Each of the Borrowers is a
         -----------------------------------
partnership, duly organized, validly existing and in good standing under the laws of the State of Tennessee, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

     (b) Subsidiaries.  The Borrowers have no Subsidiaries.
         -------------

     (c) Authorization of Loan Documents and Borrowings/Compliance With
         --------------------------------------------------------------
Laws/Contravention With Other Documents.  The Borrowers have the right and
----------------------------------------
power, and have taken all necessary action to authorize them, to borrow hereunder and to execute, deliver and perform the Loan Documents to which they are parties in accordance with their respective terms. The Loan Documents to which the Borrowers are parties have been duly executed and delivered by the duly authorized officers of the Borrowers, and each is a legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms. The Borrowers are in compliance with all Applicable Laws binding upon them and their respective properties. The execution and delivery by the Borrowers of the Loan Documents to which they are parties do not require any Governmental Approval and do not conflict with, and will not result in a breach of, any contract, agreement or other document or instrument to which the Borrowers are parties or with the partnership agreements and other organizational documents of the Borrowers.

     (d) Liens.  None of the properties and assets of the Borrowers is, as of
         ------
the Agreement Date, subject to any Lien, other than Permitted Liens.

     (e) Litigation.  There are no actions, suits or proceedings pending (nor,
         -----------
to the knowledge of the Borrowers, threatened) against or in any other way relating adversely to or affecting the Borrowers, other than the Case and the Pending Litigation.

     (f) Tax Returns and Payments/Filings.  All federal, state and other taxes,
         ---------------------------------
assessments and other governmental charges or levies upon the Borrowers and their respective properties, income, profits and assets which are due and payable have been paid, other than Existing Tax Obligations.

     (g) Financial Statements.  Any and all U.S. Trustee Operating Reports filed
         ---------------------
with the Bankruptcy Court and delivered to the U.S. Trustee on or after the date hereof are complete and correct and present fairly the financial position of the Borrowers as at the respective dates thereof. The Borrowers have good title to their respective properties and assets as reflected on each of the U.S. Trustee Operating Reports.

     (h) Hazardous Materials.  There has been no production, disposal or storage
         -------------------
on any of the properties of the Borrowers of any Hazardous Materials or any activity which could have produced hazardous materials or toxic effects on humans, flora or fauna, and there is no proceeding or inquiry by any governmental agency or any proceeding filed in any court with respect thereto. The Borrowers are not in violation of any federal, state or local laws, rules or ordinances for environmental protection, including, but not limited to, the Federal Clean Air Act; the Federal Clean Water Act; the Resource Conservation and Recovery Act; Comprehensive Environmental Response, Compensation and Liability Act; the National Environmental Policy Act; and the regulations of the Environmental Protection Agency.

     (i) Chief Executive Office/Location of Collateral/Trade Names and
         -------------------------------------------------------------
Trademarks.
-----------

     (i) (A) The principal place of business and chief executive office of Ritter Farms is located at Route 1, Box 1850, Bean Station, Grainger County, Tennessee 37708; and


            (B) the principal place of business and chief executive office of GCTC is located at Route 1, Box 1850, Bean Station, Grainger County, Tennessee 37708.

     (ii) During such five year period, the Borrowers have not changed their respective names, identities or structures.

     (iii) (A) All Inventory, Equipment and Farm Products of Ritter Farms is located at Route 1, Box 1850, Bean Station, Grainger County, Tennessee 37708; and

     (B) all Inventory, Equipment and Farm Products of Ritter Farms is located at Route 1, Box 1850, Bean Station, Grainger County, Tennessee 37708.

     (iv) (A) Ritter Farms does not have, whether registered or not, or use any trade names or trademarks; and

            (B) GCTC does not have, whether registered or not, or use any trade names or trademarks.

                                   ARTICLE VI
                               SECURITY INTEREST
                               -----------------

     Section 6.01.  Security Interest.  As security for the prompt payment in
                    -----------------
full of all of the Secured Obligations, pursuant to Section 364(c)(2) and (c)(3) of the Bankruptcy Code (and the Orders) the Borrowers hereby pledge and grant to the Lender a continuing general lien upon and security interest in all of the Collateral, and in addition, the Lender shall be entitled to a Super-Priority Claim pursuant to the Orders. No claim shall be equal or senior to such Super-Priority Claim in favor of the Lender and no Lien shall be equal to or senior to such lien in favor of the Lender in the Collateral, except for the Prior Liens. So long as an Event of Default shall not have occurred, the Borrowers shall be permitted to pay administrative expenses of the kind specified in Section 503(b) of the Bankruptcy Code incurred in the ordinary course of business of the Borrowers, and compensation and reimbursement of expenses allowed and payable under Sections 330 and 331 of the Bankruptcy Code, as the same may be due and payable and the same shall not reduce the Carve-Out, whether paid prior or subsequent to the occurrence of an Event of Default. Moreover, any pre-petition retainers held by the professionals shall not reduce the Carve-Out.

     Section 6.02.  Continued Priority of Security Interest/Further Assurances.
                    ------------------------------------------------------------
The Borrowers shall cause the Security Interest granted by the Borrowers to be at all times a valid and perfected Lien and enforceable against the Borrowers, the Collateral and all third parties, in accordance with the terms of this Loan and Security Agreement and the Collateral shall not at any time be subject to any Liens other than Permitted Liens. In this connection, the Borrowers shall, at its sole cost and expense, take all action that may be necessary or desirable, as determined by the Lender, so as at all times to maintain the validity, perfection and enforceability of the Security Interest or to enable the Lender to exercise or enforce its rights hereunder. Such action may include, but shall not be limited to: (i) paying all taxes, assessments and other claims levied or assessed on any of the Collateral; (ii) obtaining landlords', mortgagees' or mechanics' releases, subordinations or waivers with respect to the Collateral, in such form as may be satisfactory to the Lender; and (iii) executing and delivering financing statements, pledges, designations, mortgages, deeds to secure debt, deeds of trust, hypothecations, notices and assignments, in each case in form and substance satisfactory to the Lender, relating to the creation, validity, perfection, maintenance or continuation of the Security Interest under the Uniform Commercial Code or other Applicable Law.


                                  ARTICLE VII
                              COLLATERAL COVENANTS
                              --------------------

     For so long as any of the Secured Obligations remain unpaid or unperformed or this Loan and Security Agreement is in effect:

     Section 7.01.  Collection of Receivables.  The Borrowers will cause all
                    -------------------------
moneys, checks, notes, drafts and other payments relating to or constituting proceeds of Receivables, or of any other Collateral, to be deposited in the Blocked Account, the activity with respect to which, including but not limited to any withdrawal or transfer of funds therefrom, shall be governed by the terms and conditions of the Blocked Account Letter.

     Section 7.02.  Delivery of Instruments.  In the event any Receivable
                    ------------------------
becomes evidenced by a promissory note, trade acceptance or any other instrument for the payment of money, the Borrowers will immediately thereafter deliver such instrument to the Lender, appropriately endorsed to the Lender.

     Section 7.03.  Insurance.  The Borrowers shall at all times maintain
                    ----------
insurance on the Collateral against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as the Lender shall reasonably specify, in amounts and under policies issued by present insurers of the Borrowers or other insurers acceptable to the Lender; provided, however, the Lender hereby acknowledges that the insurance maintained by the Borrowers on any growing crops shall insure only against damage by hail. All insurance policies required under this Section 7.03 shall contain loss payable clauses on New York standard loss payee forms that are in form and substance satisfactory to the Lender which, among other things, provide that all insurance proceeds be distributed to the Lender. Any proceeds of insurance paid to the Lender shall be applied to the payment or prepayment of the Secured Obligations.

     Section 7.04.  Location of Offices and Collateral/Change of Name.  The
                    --------------------------------------------------
Borrowers shall not change their respective principal places of business or chief executive offices without giving the Lender thirty days' prior written notice. The Borrowers shall keep all Inventory and Farm Products (other than Inventory and, as appropriate, Farm Products in transit) and all Equipment at the location or locations set forth in Section 5.01(i)(iii) hereof and shall not remove such Inventory, Farm Products or Equipment to another location without giving the Lender thirty days' prior written notice. The Borrowers shall not change their respective legal names without thirty days' prior written notice to the Lender. The Borrowers shall give the Lender thirty days' prior written notice before they use any trade name or trademark (other than those set forth in Section 5.01(i)(iv) hereof) in connection with their business operations.

     Section 7.05.  Power of Attorney.  The Borrowers hereby irrevocably
                    ------------------
designate, make, constitute and appoint the Lender (and all Persons designated by the Lender from time to time) as the true and lawful attorney and agent in fact of the Borrowers, and the Lender, or any agent of the Lender, may, without notice to the Borrowers, and at such time or times after the occurrence of an Event of Default as the Lender or any such agent in its sole discretion may determine, in the name of the Borrowers or the Lender, carry out any of the following: (a) to endorse the name of the Borrowers on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Lender's possession and on any chattel paper, document, freight bill or other document or instrument relating to any Receivables, Inventory, Farm Products or other Collateral; (b) to sign the name of the Borrowers on any invoice or bill of lading relating to any Receivables, Inventory, Farm Products or other Collateral, on any drafts against customers related to letters of credit, on schedules and assignments of Receivables furnished to the Lender by the Borrowers, on notices of assignment, financing statements and other public records relating to the perfection or priority of the Security Interest, on verifications of account and on notices to or from customers; (c) to demand payment of the Receivables from an Account Debtor; (d) to enforce payment of the Receivables by legal proceedings or otherwise; (e) to exercise all of the rights and remedies of the Borrowers with respect to the collection of Receivables; (f) to settle, adjust, compromise, extend or renew any or all of the Receivables;
(g) to settle, adjust or compromise any legal proceedings brought to collect the Receivables; (h) to use the stationery of the Borrowers and sign the name of the Borrowers to verifications of the Receivables and on any notice to the Account Debtors; (i) to open the mail of the Borrowers to effectuate the collection of Receivables; (j) to notify the post office authorities to change the address for delivery of the mail of the Borrowers to an address designated by the Lender;
(k) to use all computer programs, tapes, disks, other computer software and the information recorded on or contained in any data processing equipment and computer hardware relating to any Account Debtor, the Receivables, Inventory, Farm Products or other Collateral to which the Borrowers have access; and (l) take any and all other actions necessary to effectuate the collection of the Receivables or carry out the transactions contemplated hereby. This power-of-attorney shall be irrevocable and shall be coupled with an interest and all acts taken by the Lender pursuant to this power-of-attorney are hereby ratified and approved by the Borrowers.

     Section 7.06.  Payments Directly to Lender.  The Lender may at any time and
                    ---------------------------
from time to time after the occurrence of an Event of Default notify, or request the Borrowers to notify, in writing or otherwise, any Account Debtor or other obligor with respect to any one or more of the Receivables to make payment to the Lender or any agent or designee of the Lender directly, at such address as may be specified by the Lender.

     Section 7.07.  Client Disputes.  The Lender shall have the right (but not
                    ----------------
the obligation) at all times after the occurrence of an Event of Default to settle, compromise, adjust, or litigate all disputes directly with the Account Debtor or other complainant upon such terms and conditions as the Lender shall deem advisable without incurring any liability to the Borrowers for any such acts.


                                  ARTICLE VIII
                             AFFIRMATIVE COVENANTS
                             ---------------------

     For so long as any of the Secured Obligations remains unpaid or unperformed, or this Loan and Security Agreement is in effect, the Borrowers shall:

     Section 8.01.  Preservation of Existence and Similar Matters.  Preserve and
                    ----------------------------------------------
maintain their respective legal existence, rights, licenses and privileges in the jurisdiction of their organization and qualify and remain qualified as a foreign entity and authorized to do business in each jurisdiction in which the character of its properties or the nature of its businesses require such qualification or authorization.

     Section 8.02.  Compliance With Applicable Law.  Comply with all Applicable
                    -------------------------------
Law, including the obtaining of all Governmental Approvals.

     Section 8.03.  Maintenance of Property/Conduct of Business.  In addition
                    --------------------------------------------
to, and not in derogation of, the requirements of any of the Loan Documents to which the Borrowers are parties, protect and preserve all their respective properties, and maintain in good repair, working order and condition all of its respective tangible properties. The Borrowers shall engage only in businesses in substantially the same field as the businesses conducted by the Borrowers on the date hereof.

     Section 8.04.  Payment of Taxes and Claims.  Pay or discharge when due:
                    ----------------------------
(a) all taxes, assessments and governmental charges or levies imposed upon them or upon any properties belonging to the Borrowers and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of the Borrowers; provided, however, that neither this Section 8.04 nor any other provision of this Loan and Security Agreement shall require the payment of any of the Existing Tax Obligations.

     Section 8.05.  Use of Proceeds.  Use the proceeds of all Loans only for (i)
                    ---------------
general business and working capital purposes and only in the business of the Borrowers as currently being conducted and (ii) all other purposes mandated, and payments ordered, by the Bankruptcy Court.

     Section 8.06.  Inspection of Books, Records, Properties.  Allow the Lender,
                    -----------------------------------------
during normal business hours of the Borrowers, to inspect the books, records and properties of the Borrowers and to discuss the business and financial affairs of the Borrowers with representatives of the Borrowers.


                                   ARTICLE IX
                                  INFORMATION
                                  -----------

     For so long as any of the Secured Obligations remains unpaid or unperformed, or this Loan and Security Agreement is in effect, the Borrowers will furnish to the Lender and its counsel:

     Section 9.01.  Filings, Pleadings and Reports.  All pleadings, motions
                    ------------------------------
applications, judicial information, financial information, and other documents (excluding routine correspondence) filed by or on behalf of the Borrowers with the Bankruptcy Court or distributed to the Committee.

     Section 9.02.  Other Information/Litigation.  Such other information with
                    ----------------------------
respect to the Collateral and the business operations or financial condition of the Borrowers, including but not limited to, physical listings of Inventory, Farm Products and Equipment, as the Lender may reasonably request. The Borrowers also shall give prompt notice of any action, suits, claims or proceedings that are instituted against the Borrowers or the Guarantors or of the occurrence of any Event of Default.


                                   ARTICLE X
                               NEGATIVE COVENANTS
                               ------------------

     So long as any of the Secured Obligations remain unpaid or unperformed, or this Loan and Security Agreement is in effect, neither of the Borrowers shall, directly or indirectly, without the prior written consent of the Lender:

     Section 10.01.  Indebtedness for Borrowed Money.  Obtain any loans,
                     -------------------------------
advances or other financial accommodations or arrangements or otherwise incur any other indebtedness for money borrowed or for the deferred purchase price of any asset (including capitalized lease obligations) from any other Person other than the Lender.

     Section 10.02.  Guaranties.  Assume, guarantee, endorse or otherwise become
                     ----------
directly or contingently liable in connection with any Indebtedness of any other Person other than guaranties from time to time existing in favor of the Lender.

     Section 10.03.  Investments.  Make any investments in any Person or
                     ------------
purchase or otherwise acquire any capital stock, properties, substantially all the assets or obligations of, or any other equity interest in, any Person.

     Section 10.04.  Capital Expenditures.  Make or incur capital expenditures
                     ---------------------
(as such expenditures are characterized under generally accepted accounting principles) in excess of $1,000, in the aggregate, in any fiscal year of the Borrowers. Notwithstanding the immediately preceding sentence of this Section 10.04, the Borrowers may make capital expenditures at any time in an aggregate amount not to exceed $10,000 solely for the purpose of constructing a barge to be used by the Borrowers to farm tomatoes growing on an island, as previously more particularly disclosed to the Lender.

     Section 10.05.  Liens.  Create, assume, incur or suffer to exist any Lien
                     -----
upon any of its respective properties or assets whether now owned or hereafter acquired, other than Permitted Liens.

     Section 10.06.  Distributions.  Declare or pay any distributions, return
                     -------------
any capital to its partners as such or make any other payment or distribution of assets to its partners with respect to capital.

     Section 10.07.  Merger, Consolidation and Sale of Assets.  Merge or
                     ----------------------------------------
consolidate with any other Person or sell, lease or transfer or otherwise dispose of all or a substantial portion of its assets to any Person.

     Section 10.08.  Transactions With Affiliates.  Effect any transaction with
                     ----------------------------
any Affiliate by which any of the assets of the Borrowers are transferred to such Affiliate at less than the cost or fair market value of such asset, or enter into any other transaction with an Affiliate on terms more favorable to such Affiliate than would be reasonably expected to be given in a similar transaction with an unrelated entity.

     Section 10.09.  Loans.  Extend credit to or make any advance, loan,
                     -----
contribution or payment of money or goods (other than normal compensation for personal services and travel expenses in the ordinary course of business) to any Person.

     Section 10.10.  Subsidiaries.  Create, incorporate or acquire any
                     ------------
Subsidiary.

     Section 10.11.  Super-Priority Claims.  Create or permit to exist any other
                     ---------------------
Super-Priority Claim, which is pari passu with or senior to the claims of the Lender, other than the Prior Liens.

     Section 10.12.  Payments on Account of Reclamation Claims.  Agree or seek
                     -----------------------------------------
authority of the Bankruptcy Court to make any payments or transfer any property on account of reclamation claims asserted by the vendors of the Borrowers, other than payments made pursuant to Bankruptcy Court authority in an aggregate amount not in excess of $1,000.


                                   ARTICLE XI
                                    DEFAULT
                                    -------

     Section 11.01.  Events of Default.  Each of the following shall constitute
                     -----------------
an Event of Default:

     (a) Default in Payment.  The Borrowers shall fail to pay the principal of,
         ------------------
or interest on, any of the Loans or any of the other Secured Obligations, when and as due (whether upon demand, at maturity, by reason of acceleration or otherwise).

     (b) Misrepresentations.  Any statement, representation or warranty made by
         ------------------
the Borrowers under or pursuant to any Loan Document to which the Borrowers are parties or in any other writing or statement at any time furnished or made by the Borrowers to the Lender (including any schedule of Receivables or Inventory delivered to the Borrowers) shall at any time prove to have been incorrect or misleading in any material respect when furnished or made.

     (c) Default in Performance.  The Borrowers shall fail to perform or observe
         ----------------------
any other term, covenant, condition or agreement contained in this Loan and Security Agreement or in any other Loan Document to which the Borrowers are parties, or in any other agreement between the Borrowers and the Lender not elsewhere mentioned in this Section 11.01.

     (d) Judgment.  A judgment or order for the payment of money shall be
         --------
entered against the Borrowers or the Guarantors by any court or tribunal which exceeds $10,000 in amount.

     (e) Ownership/Management.  The Guarantors shall at any time have an
         --------------------
aggregate interest in each of the Borrowers of less than one-hundred percent (100%).

     (f) Loss of Collateral.  There shall occur any material uninsured loss or
         ------------------
material reduction in value of the Collateral.

     (g) Material Adverse Change.  The occurrence of any event or change which
         -----------------------
gives rise to a material adverse change in the financial condition or business operations of the Borrowers.

     (h) Misappropriation of Receivables Proceeds.  The misappropriation by the
         ----------------------------------------
Borrowers or any employee thereof of any proceeds of any Receivables and/or the failure of the Borrowers to otherwise cause the proceeds of any Receivables to be deposited into the Blocked Account.

     (i) Dismissal or Conversion of the Case.  The Case shall be dismissed or
         -----------------------------------
converted to a Chapter 7 Case; a Chapter 11 Trustee or an examiner with expanded powers shall be appointed in the Case (other than as a result of a finding of fraud, dishonesty or mismanagement on the part of the management of the Borrowers); any other Super-Priority Claim which is pari passu with or senior to the claims of the Lender shall be granted in the Case, other than the Prior Liens.

     (j) Payment of Pre-Petition Indebtedness.  Except with the prior written
         ------------------------------------
consent of the Lender, the Borrowers shall agree or seek authority of the Bankruptcy Court to make any payment (by way of adequate protection or otherwise) of principal or interest or otherwise on account of any pre-petition indebtedness (excluding rental payments on real property leases as required by the Bankruptcy Code) or trade payables arising from the purchase and pre-petition receipt of Inventory or Farm Products not otherwise permitted to be paid under this Loan and Security Agreement (with such exceptions relating to indebtedness other than on account of borrowed money as may be satisfactory to the Lender); provided that under an asset sale conducted in accordance with the terms of this Loan and Security Agreement, the payment by the Borrowers of the proceeds thereof to the holders of Prior Liens thereon subject to the entry of an order of the Bankruptcy Court authorizing such payment shall not constitute an Event of Default.

     (k) Relief From the Automatic Stay.  The Bankruptcy Court shall enter an
         ------------------------------
order granting relief from the automatic stay to the holder or holders of any security interest to permit foreclosure (or the granting of a deed in lieu of foreclosure or the like) in any assets of the Borrowers which are used or held for use in the operations of the Borrowers, if the amount of indebtedness involved exceeds $15,000.

     (l) Modification of the Orders.  An order shall be entered reversing,
         --------------------------
amending, supplementing, staying for a period in excess of 10 days, vacating or otherwise modifying the Interim Order or the Final Order.

     Section 11.02.  Remedies.  Upon the occurrence of an Event of Default, the
                     --------
Lender may exercise any or all of the following rights and remedies:

     (a) Acceleration.  If any Event of Default shall have occurred and be
         ------------
continuing, the Lender may: (i) declare the principal of, and accrued but unpaid interest on, the Loans and the Note at the time outstanding, and all of the other Secured Obligations, to be forthwith immediately due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in any Loan Document or any other agreement evidencing any Secured Obligations to the contrary notwithstanding and (ii) terminate this Loan and Security Agreement and the making of Loans hereunder; provided, however, that if an Event of Default set forth in Section 11.01(i), (j), (k) or (l) hereof shall have occurred, all of the principal of, and accrued but unpaid interest on, the Loans and all other Secured Obligations shall become automatically due and payable and this Loan and Security Agreement and the making of Loans shall automatically terminate.

     (b) Inventory, Farm Products and Equipment.
         ---------------------------------------

     (i)  Entry.  The Lender may enter upon any premises in which Inventory,
          -----
Farm Products or Equipment may be located and, without resistance or interference by the Borrowers, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Lender shall choose, without being liable to the Borrowers on account of any loss, damage or depreciation that may occur as a result thereof, other than for actions that were not taken in good faith.

     (ii)  Assembly.  The Borrowers shall, upon request of and without charge to
           --------
the Lender, assemble the Inventory, Farm Products and Equipment and maintain or deliver it into the possession of the Lender or any agent or representative of the Lender at such place or places as the Lender may designate and as are reasonably convenient to both the Lender and the Borrowers.

     (iii)  Warehousing.  The Lender may, at the expense of the Borrowers, cause
            -----------
any of the Inventory, Farm Products and Equipment to be placed in a public or field warehouse, and the Lender shall not be liable to the Borrowers on account of any loss, damage or depreciation that may occur as a result thereof, other than for actions that were not taken in good faith.

     (c)  Rights as a Secured Creditor.  The Lender may exercise all of the
          ----------------------------
rights and remedies of a secured party under the Uniform Commercial Code and under any other Applicable Law with respect to all or any portion of the Collateral, including but not limited to, the right, without notice except as specified below and with or without taking possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale at any location chosen by the Lender, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Borrowers agree that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrowers of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     Section 11.03.  Application of Proceeds.  All proceeds from each sale of,
                     -----------------------
or other realization upon, all or any part of the Collateral following an Event of Default shall be applied or paid over as follows: (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including but not limited to, reasonable attorneys' fees if the Lender endeavored to collect the Secured Obligations by or through an attorney at law; (b) Second: to the payment of the interest due upon any of the Secured Obligations, in any order which the Lender may elect; (c) Third: to the payment of the principal due upon any of the Secured Obligations in any order which the Lender may elect; and (d) Fourth: the balance (if any) of such proceeds shall be paid to the Borrowers subject to any duty imposed by law or otherwise to the holder of any subordinate Lien in the Collateral known to the Lender and subject to the direction of a court of competent jurisdiction.

     The Borrowers shall remain liable and shall pay, on demand, any deficiency remaining in respect of the Secured Obligations, together with interest thereon at a rate per annum equal to the highest rate then payable hereunder on such Secured Obligations, which interest shall constitute part of the Secured Obligations.

     Section 11.04.  Rights Cumulative.  The rights and remedies of the Lender
                     -----------------
under the Loan Documents shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. In exercising its rights and remedies the Lender may be selective and no failure or delay by the Lender in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.


                                  ARTICLE XII
                                 MISCELLANEOUS
                                 -------------

     Section 12.01.  Notices.  Unless otherwise provided herein, communications
                     -------
provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to the Borrowers at their address at Route 1, Box 1850, Bean Station, Tennessee 37708, with a copy to W. Morris Kizer, Esq., Gentry, Tipton, Kizer & McLemore, P.C., 2610 First Tennessee Plaza, Knoxville, Tennessee 37929, telecopy number (423) 523-7315; and F. Scott Milligan, Esq., Suite 130, 900 East Hill Avenue, Knoxville, Tennessee 37915, telecopy number (423-522-7565; if to the Lender, at its address at 1180 Upper Hembree Road, Roswell, Georgia 30308, telecopy number (770) 664-4920, Attn: Harry Blazer, with a copy to Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424, Attn: Bernard L. Greer, Jr., Esq., telecopy number (404) 881-7777; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications to the Borrowers shall be effective (i) if mailed, when received or three days after mailing, whichever is earlier; (ii) if telecopied, when transmitted; or (iii) if hand delivered, when delivered. All such notices or communications to the Lender shall be effective when actually received.

     Section 12.02.  Expenses.  Subject to the provisions of the Interim and the
                     --------
Final Order, the Borrowers will pay all out-of-pocket expenses incurred by the Lender in connection with: (a) the negotiation, preparation, execution, delivery and administration of the Loan Documents, whenever the same shall be executed and delivered, including appraisers' fees, title insurance fees, search fees, recording fees, intangibles and stamp taxes payable by the Lender with respect to the Loan Documents and the fees and disbursements of Alston & Bird LLP, counsel for the Lender and of each local counsel retained by the Lender;
(b) the restructuring, refinancing or "workout" of the transactions contemplated hereby, and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Lender relating to the Loan Documents, including but not limited to, the fees, out-of-pocket expenses and other disbursements of counsel to the Lender; (c) the collection or enforcement of the Loan Documents or the Secured Obligations including the reasonable fees and disbursements of counsel to the Lender if such collection or enforcement is done through or by an attorney; and (d) the exercise by the Lender of any right or remedy granted to it under any Loan Document whether or not an Event of Default has occurred, including but not limited to, the expenses incurred by the Lender in connection with the collection of Receivables directly from Account Debtors.

     Section 12.03.  Litigation.  (a) THE LENDER AND THE BORROWERS BOTH
                     ----------
ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LOAN AND

SECURITY AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE RELATIONSHIP OF THE BORROWERS AND THE LENDER ESTABLISHED HEREBY AND THEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES. ACCORDINGLY, EACH OF THE LENDER AND THE BORROWERS HEREBY WAIVES ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE BORROWERS OR THE LENDER ARISING OUT OF ANY LOAN DOCUMENT, THE SECURED OBLIGATIONS OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR IN CONNECTION WITH THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE BORROWERS AND LENDER OF ANY KIND OR NATURE.

     (b) THE BORROWERS AND LENDER EACH HEREBY AGREE THAT THE FEDERAL COURT OF THE EASTERN DISTRICT OF TENNESSEE SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWERS AND THE LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS LOAN AND SECURITY AGREEMENT, THE NOTE, ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING THEREFROM, THE COLLATERAL OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH. THE BORROWERS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. THE EXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS PARAGRAPH SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE LENDER OR THE ENFORCEMENT BY THE LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

     (c) FURTHER, THE BORROWERS WAIVE (i) ANY NOTICE PRIOR TO THE TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY POSTING OF ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE LENDER TO EXERCISE ANY OF LENDER'S REMEDIES SET FORTH HEREIN, INCLUDING THE ISSUANCE OF AN IMMEDIATE WRIT OF POSSESSION AND (ii) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS. FURTHER, BORROWER HAS ACKNOWLEDGED THAT THERE ARE NO CLAIMS, OTHER THAN ORDINARY COURSE OF BUSINESS CLAIMS WITH RESPECT TO THE PURCHASE OF PRODUCE, AGAINST THE LENDER AND ACKNOWLEDGE THERE ARE NO RIGHTS SET OFF AND HEREBY WAIVE, RELEASE AND REMISE ANY SUCH CLAIMS ARISING ON OR BEFORE THE PETITION DATE OR ARISING BY VIRTUE OF THE FILING OF A BANKRUPTCY BY THE BORROWERS

     (d) THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.

     Section 12.04.  Amendments.  Any term, covenant, agreement or condition of
                     ----------
any Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Lender and, in the case of an amendment, by the Borrowers.

     Section 12.05.  Indemnification.  The Borrowers agree to indemnify and hold
                     ---------------
the Lender harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever, brought against or incurred by the Lender, in any manner arising out of or, directly or indirectly, related to or connected with the operation of the business of the Borrowers, any action taken by the Lender with respect to any Receivables pursuant to Articles VII and XI hereof or any other action taken by the Lender pursuant to the terms of this Loan and Security Agreement, including but not limited to, claims brought against the Lender by any Account Debtor or any and all claims against the Lender with respect to any Hazardous Materials or otherwise arising under any federal or state environmental statute, rule or regulation, including, without limitation, the Superfund Act or the Federal Resource Conservation and Recovery Act of 1976, as amended.

     Section 12.06.  Governing Law.  THIS LOAN AND SECURITY AGREEMENT AND THE
                     -------------
LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF GEORGIA.

     Section 12.07.  Integration.  THIS LOAN AND SECURITY AGREEMENT, THE OTHER
                     -----------
LOAN DOCUMENTS AND THE ORDERS SET FORTH AND CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS SET FORTH HEREIN AND THEREIN AND THE CREDIT FACILITY DESCRIBED HEREBY.

     Section 12.08.  Counterparts.  This Loan and Security Agreement may be
                     ------------
executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

                         [Signatures on following page]

     IN WITNESS WHEREOF, the parties hereto have caused this Loan and Security Agreement to be executed by their authorized officers all as of the day and year first above written.

                                      RITTER FARMS, A Tennessee Partnership



                                      By:  /S/ JACK RITTER
                                           --------------------------
                                         Name:  Jack Ritter
                                                -----------
                                         Its general partner


                                      GRAINGER COUNTY TOMATO
                                       COMPANY, A Tennessee Partnership



                                      By:  /S/ JACK RITTER
                                           --------------------------
                                         Name:  Jack Ritter
                                                -----------

                                         Its general partner


                                      HARRY'S FARMERS MARKET, INC.,
                                       a Georgia corporation



                                      By:  /S/ TERRY L. RANSOM
                                           -------------------
                                         Name:  Terry L. Ransom
                                                ---------------
                                         Title:  CAO
                                                 ---